Exhibit 10.2

         Indemnification Agreement between Tribeworks, Inc., a Delaware corporation, and Robert Levine,
                               dated May 26, 2000

                               INDEMNITY AGREEMENT


This INDEMNITY AGREEMENT is made and entered into as of May 26, 2000 by and between Tribeworks, Inc., a Delaware corporation (the "CORPORATION") and Robert Levine ("AGENT").

                                    RECITALS

     WHEREAS, Agent performs a valuable service to the Corporation in his capacity as a director of the Corporation;

     WHEREAS, the shareholders of the Corporation have adopted bylaws (the "BYLAWS") providing for the indemnification of the directors, officers, employees and other agents of the Corporation, including persons serving at the request of the Corporation in such capacities with other corporations or enterprises, as authorized by the California General Corporation Law, as amended (the "Code");

     WHEREAS, the Bylaws and the Code, by their non-exclusive nature, permit contracts between the Corporation and its directors, officers, employees and other agents with respect to indemnification of such persons; and

     WHEREAS, in order to induce Agent to continue to serve in the capacity set forth above, the Corporation has determined and agreed to enter into this Agreement with Agent.

     NOW, THEREFORE, in consideration of Agent's continued service in the capacity set forth above after the date hereof, the parties hereto agree as follows:

                                    AGREEMENT

         1.     Service to the  Corporation.  Agent  will serve,  at the will of
                ---------------------------
the Corporation or under separate contract, if any such contract exists, as a director, officer or agent of the Corporation or as a director, officer or other fiduciary of an affiliate of the Corporation (including any employee benefit plan of the Corporation) faithfully and to the best of his ability so long as he is duly elected and qualified in accordance with the provisions of the Bylaws or other applicable charter documents of the Corporation or such affiliate; provided, however, that Agent may at any time and for any reason resign from such position (subject to any contractual obligation that Agent may have assumed apart from this Agreement) and that the Corporation or any affiliate shall have no obligation under this Agreement to continue Agent in any such position.


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         2.     Maintenance of Liability Insurance.
                ----------------------------------

                (a) The Corporation hereby covenants and agrees that, so long as the Agent shall continue to serve as an agent of the Corporation and thereafter so long as the Agent shall be subject to any possible action, suit or proceeding by reason of the fact that the Agent was an agent of the Corporation, the Corporation, subject to Section 2(c), shall promptly obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O INSURANCE") in reasonable amounts from established and reputable insurers.

                (b) In all policies of D&O Insurance, the Agent shall be named as an insured in such a manner as to provide the Agent the same rights and benefits as are accorded to the most favorably insured of the Corporation's directors, if the Agent is a director; or of the Corporation's officers, if the Agent is not a director of the Corporation but is an officer; or of the Corporation's key employees, if the Agent is not an officer or director but is a key employee or other agent.

                (c) Notwithstanding the foregoing, the Corporation shall have no obligation to obtain or maintain D&O Insurance if the Corporation determines in good faith that such insurance is not available at a reasonable price, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or the Agent is covered by similar insurance maintained by a subsidiary of the Corporation.

         3.     Indemnity of Agent.   The  Corporation  hereby  agrees  to  hold
                ------------------
harmless and indemnify Agent to the fullest extent authorized or permitted by the provision of the Bylaws and the Code.

         4.     Additional  Indemnity.   In addition to and not in limitation of
                ---------------------
the indemnification otherwise provided for herein, and subject only to the exclusions set forth in Section 5 hereof, the Corporation hereby further agrees to hold harmless and indemnify Agent:

                (a) against any and all expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Agent becomes legally obligated to pay because of any claim or claims made against or by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative (including an action by or in the right of the Corporation) to which Agent is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Agent is, was or at any time becomes a director, officer, employee or other agent of the Corporation, or is or was serving or at any time serves at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or was a director, officer, employee or agent of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation; and

                (b) otherwise to the fullest extent as may be provided to Agent by the Corporation under the non-exclusivity provisions of the Bylaws and the Code.

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

         5.     Limitations on Additional Indemnity.   No indemnity  pursuant to
                -----------------------------------
Section 4 hereof shall be paid by the Corporation:

                (a) on account of any claim against Agent for an accounting of profits made from the purchase or sale by Agent of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

                (b) for which payment is actually made to Agent under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, by-law or agreement, except in respect of any excess beyond payment under such insurance, clause, by-law or agreement;

                (c) if indemnification is not lawful (and, in this respect, both the Corporation and Agent have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication);

                (d) in connection with any proceeding (or part thereof) initiated by Agent, or any proceeding by Agent against the Corporation or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Code, or (iv) the proceeding is initiated pursuant to Section 10 hereof;

                (e) on account of Agent's acts or omissions that involve intentional misconduct or a knowing and culpable violation of law;

                (f) on account of Agent's acts or omissions that Agent believes to be contrary to the best interests of the Corporation or its shareholders or that involve the absence of good faith on the part of the Agent;

                (g) in  respect of  any action brought by or in the right of the
Corporation   for  breach  of  Agent's  duties  to  the   Corporation   and  its
shareholders:

                        (i) on account of any transaction from which Agent derived an improper personal benefit.

                        (ii) on account of Agent's acts or omissions that show a reckless disregard for the Agent's duty to the Corporation or its shareholders in circumstances in which Agent was aware, or should have been aware, in the ordinary course of performing Agent's duties, of a risk of serious injury to the Corporation or its shareholders.

                        (iii) on account of Agent's acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of Agent's duty to the Corporation or its shareholders.

                        (iv) on account of any liability of Agent under Section 310 of the Code.

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

                        (v) on account of any liability of Agent under Section 316 of the Code.

                        (vi) on account of any act or omission of Agent occurring prior to the date when a provision in the Corporation's Articles of Incorporation eliminating or limiting the personal liability of the Corporation's directors for monetary damages in actions brought by or in the right of the Corporation, as authorized by Section 204(a)(10) of the Code, first became effective;

                (h) in respect of any action by or in the right of the Corporation to procure a judgment in its favor:

                        (i) in respect of any claim, issue or matter as to which Agent shall have been adjudged to be liable to the Corporation in the performance of Agent's duty to the Corporation and its shareholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for expenses and then only to the extent the court shall determine.

                        (ii) of amounts paid in settling or otherwise disposing of a pending action without court approval.

                        (iii) of expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval; or

                (i) except as provided in subdivision (d) or paragraph (4) of subdivision (e) of Section 317 of the Code, in any circumstance where it appears:

                        (i) that it would be inconsistent with a provision of the Corporation's Articles of Incorporation or Bylaws, a resolution of the Corporation's shareholders or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification.

                        (ii) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

         6.     Continuation of Indemnity. All agreements and obligations of the
                -------------------------
Corporation contained herein shall continue during the period Agent is a director, officer, employee or other agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Agent shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Agent was serving in the capacity referred to herein.

         7.     Partial  Indemnification.  Agent shall be  entitled  under  this
                ------------------------
Agreement to indemnification by the Corporation for a portion of the expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts

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

that Agent becomes legally obligated to pay in connection with any action, suit or proceeding referred to in Section 4 hereof even if not entitled hereunder to indemnification for the total amount thereof, and the Corporation shall indemnify Agent for the portion thereof to which Agent is entitled.

         8.     Notice and Other Indemnification Procedures.
                -------------------------------------------

                (a) Promptly after receipt by the Agent of notice of the commencement of or the threat of commencement of any action, suit or proceeding, the Agent shall, if the Agent believes that indemnification with respect thereto may be sought from the Corporation under this Agreement, notify the Corporation of the commencement or threat of commencement thereof; provided, however, that failure of Agent to provide such notice will not relieve the Corporation of its liability hereunder if the Corporation receives notice of such action, suit or proceeding from any other source.

                (b) If, at the time of the receipt of a notice of commencement of an action, suit or proceeding pursuant to Section 8(a) hereof, the Corporation has D&O Insurance in effect, the Corporation shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Corporation shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Agent, all amounts payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

                (c) In the event the Corporation shall be obligated to pay the expenses of any action, suit or proceeding against the Agent, the Corporation, if appropriate, shall be entitled to assume the defense of such action, suit or proceeding, with counsel approved by the Agent, upon the delivery to the Agent of written notice of its election so to do. After delivery of such notice, approval of such counsel by the Agent and the retention of such counsel by the Corporation, the Corporation will not be liable to the Agent under this Agreement for any fees of counsel subsequently incurred by the Agent with respect to the same action, suit or proceeding except for reasonable costs of investigation, provided that (i) the Agent shall have the right to employ his counsel in any such action, suit or proceeding at the Agent's expense; and (ii) if (A) the employment of counsel by the Agent has been previously authorized by the Corporation, (B) the Agent shall have reasonably concluded that there may be a conflict of interest between the Corporation and the Agent in the conduct of any such defense or (C) the Corporation shall not, in fact, have employed counsel to assume the defense of such action, suit or proceeding, the fees and expenses of Agent's counsel shall be at the expense of the Corporation.

                (d) the Corporation shall not be liable to indemnify Agent under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld. The Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Agent without Agent's written consent, which may be given or withheld in Agent's sole discretion.

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

         9.     Expenses.  The  Corporation  shall  advance,  prior to the final
                --------
disposition of any proceeding, promptly following request therefor, all expenses incurred by Agent in connection with such proceeding upon receipt of an undertaking by or on behalf of Agent to repay said amounts if it shall be determined ultimately by a court of last resort that Agent is not entitled to be indemnified under the provisions of this Agreement, the Bylaws, the Code or otherwise; provided, however, that no advance shall be paid by the Corporation in circumstances in which no indemnity shall be payable by the Corporation under
Section 5(i) hereof.

         10.    Enforcement. Any right to indemnification or advances granted by
                -----------
this Agreement to Agent shall be enforceable by or on behalf of Agent in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. Agent, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under Section 4 hereof (other than an action brought to enforce a claim for expenses pursuant to Section 9 hereof, provided that the required undertaking has been tendered to the Corporation) that Agent is not entitled to indemnification because of the limitations set forth in Section 5 hereof. Neither the failure of the Corporation (including its Board of Directors or its shareholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Agent is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors or its shareholders) that such indemnification is improper shall be a defense to the action or create a presumption that Agent is not entitled to indemnification under this Agreement or otherwise.

         11.    Subrogation.  In the event of payment under this  Agreement, the
                -----------
Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Agent, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

         12.    Non-Exclusivity of Rights. The rights conferred on Agent by this
                -------------------------
Agreement shall not be exclusive of any other right which Agent may have or hereafter acquire under any statute, provision of the Corporation's Articles of Incorporation or Bylaws, agreement, vote of shareholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

         13.    Survival of Rights.
                ------------------

                (a) The rights conferred on Agent by this Agreement shall continue after Agent has ceased to be a director, officer, employee or other agent of the Corporation or to serve at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of Agent's heirs, executors and administrators.

                (b) The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, expressly to assume and agree to perform this Agreement in the same manner

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

and to the same extent that the Corporation would be required to perform if no such succession had taken place.

         14.    Interpretation  of Agreement.  It is understood that the parties
                ----------------------------
hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Agent to the fullest extent permitted by law.

         15.    Severability.  If any provision or  provisions of this Agreement
                ------------
shall be held to be invalid, illegal or unenforceable for any reason whatsoever,
(i) the validity, legality and enforceability of the remaining provisions of the Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portion of any paragraph of this agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 14 hereof.

         16.    Successors and Assigns.  The terms of this Agreement shall bind,
                ----------------------
and shall inure to the benefit of, the successors and assigns of the parties hereto.

         17.    Governing Law. This Agreement  shall be governed  exclusively by
                -------------
and construed according to the laws of the State of California as applied to contracts between California residents entered into and to be performed entirely within California.

         18.    Amendment  and   Termination.    No   amendment,   modification,
                 --------------------------
termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

         19.    Identical  Counterparts.  This  Agreement may be executed in one
                -----------------------
or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

         20.    Headings.  The headings  of  the sections of  this Agreement are
                --------
inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

         21.    Notices. All notices, requests, demands and other communications
                -------
hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such communication was directed or (ii) upon the third business day after the date on which such communication was mailed if mailed by certified or registered mail with postage prepaid:

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

If to Agent, at the address indicated on the signature page hereof.

If to the Corporation, to
                                    Tribeworks, Inc.
                                    c/o Georgopoulos, Pahlavan & Prince, LLP
                                    935 Hamilton Avenue
                                    Palo Alto, CA 94025
                                    (650) 473-9001

or to such other address as may have been furnished to Agent by the Corporation.















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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.
                                                TRIBEWORKS, INC.


                                                By:/s/DUNCAN KENNEDY
                                                   -------------------------
                                                   Duncan Kennedy, President

                                                AGENT

                                                   /s/ROBERT LEVINE
                                                   -------------------------
                                                   Robert Levine

                                                Agent Address:

                                                21 Lower Drive
                                                Mill Valley, CA  94941


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